                                     AMENDMENT

                           dated as of September 21, 1995

                                       among

                               OLYMPIC FINANCIAL LTD.

                         OLYMPIC RECEIVABLES FINANCE CORP.

                         FINANCIAL SECURITY ASSURANCE INC.

                                        and

                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                                as Collateral Agent

                                         to

                 Series 1995-C Supplement dated as of June 15, 1995

                Series 1995-B Supplement dated as of March 15, 1995

               Series 1995-A Supplement dated as of February 9, 1995

              Series 1994-B Supplement dated as of September 23, 1994

                 Series 1994-A Supplement dated as of April 5, 1994

               Series 1993-D Supplement dated as of December 2, 1994

                Series 1993-C Supplement dated as of August 17, 1993

                Series 1993-B Supplement dated as of June 11, 1993,
                   as amended and restated as of December 2, 1994

                                         to

                              Spread Account Agreement

                             dated as of March 24,1993

                  as amended and restated as of September 21, 1995

     Amendment, dated as of September 21, 1995, among OLYMPIC FINANCIAL LTD., a Minnesota corporation ("OFL"), OLYMPIC RECEIVABLES FINANCE CORP., a
Delaware corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Agent, to Series 1995-C Supplement dated as of June 15, 1995 (the "Series 1995-C Supplement"), Series 1995-B Supplement dated as of March 15, 1995 (the "Series 1995-B Supplement"), Series 1995-A Supplement dated as of February 9, 1995 (the "Series 1995-A Supplement"), Series 1994-B Supplement dated as of September 23, 1994 (the "Series 1994-B Supplement"), Series 1994-A Supplement dated as of April 5, 1994 (the "Series 1994-A Supplement"), Series 1993-D Supplement dated as of December 2, 1994 (the "Series 1993-D Supplement"), Series 1993-C Supplement dated as of August 17, 1993 (the "Series 1993-C Supplement") and the Series 1993-B Supplement dated as of June 11, 1993, as amended and restated as of December 2, 1994 (the "Series 1993-B Supplement") (collectively, the "Series Supplements") to the Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of September 21, 1995, among OFL, the Seller, Financial Security and Norwest Bank Minnesota National Association as Trustee and as Collateral Agent (the "Spread Account Agreement").

     WHEREAS, Section 8.03 of the Spread Account agreement permits amendment of the Spread Account Agreement upon the terms and conditions specified therein.

     WHEREAS, parties to the Spread Account Agreement (the "Parties") have heretofore executed the Series Supplements;

     WHEREAS, the Parties wish to amend the Series Supplements.

     NOW, THEREFORE, the Parties agree that the Series Supplements are hereby amended effective as of the date hereof as follows:

     Section 1. DEFINITIONS. Each term used but not defined herein shall have the meaning assigned to such term in the Spread Account Agreement or in the relevant Series Supplement thereto, and when used herein with respect to a particular Series shall have the meaning assigned to such term of such Series.

     Section 2. AMENDMENT OF CERTAIN TERMS OF THE SERIES SUPPLEMENTS.

     (a) The definition of "Trigger Event" in the Series 1995-C Series Supplement is amended to read in its entirety as follows:

     "TRIGGER EVENT" means, with respect to Series 1995-C and as of a Determination Date the occurrence of any of the following events:

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     i)   the Delinquency Ratio for such Determination Date shall be equal to or greater than 5%;

     ii) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 3%;

     iii) the Average Default Rate shall be equal to or greater than (A) 4.5%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1995-C Closing Date, (B) 5.75%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1995-C Closing Date, or (C) 4.5%, with respect to each Determination Date thereafter; or

     iv) the Average Net Loss shall be equal to or greater than (A) 2%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1995-C Closing Date, (B) 2.5%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1995-C Closing Date, or (C) 2%, with respect to each Determination date thereafter.

     (b) The definition of "Trigger Event" in the Series 1995-B Series Supplement is amended to read in its entirety as follows:

     "TRIGGER EVENT" means, with respect to Series 1995-B and as of a Determination Date the occurrence of any of the following events:

     i) the Delinquency Ratio for such Determination Date shall be equal to or greater than 5%;

     ii) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 3%;

     iii) the Average Default Rate shall be equal to or greater than (A) 4.5%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1995-B Closing Date, (B) 5.75%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1995-B Closing Date, or (C) 4.5%, with respect to each Determination Date thereafter; or

     iv) the Average Net Loss shall be equal to or greater than (A) 2%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1995-B Closing Date, (B) 2.5%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1995-B Closing Date, or (C) 2%, with respect to each Determination date thereafter.

     (c) The definition of "Trigger Event" in the Series 1995-A Series Supplement is amended to read in its entirety as follows:

     "TRIGGER EVENT" means, with respect to Series 1995-A and as of a Determination Date the occurrence of any of the following events:

     i) the Delinquency Ratio for such Determination Date shall be equal to or greater than 5%;

     ii) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 3%;

     iii) the Average Default Rate shall be equal to or greater than (A) 4.5%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1995-A Closing Date, (B) 5.75%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1995-A Closing Date, or (C) 4.5%, with respect to each Determination Date thereafter; or

     iv) the Average Net Loss shall be equal to or greater than (A) 2%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1995-A Closing Date, (B) 2.5%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1995-A Closing Date, or (C) 2%, with respect to each Determination date thereafter.

     (d) The definition of "Trigger Event" in the Series 1994-B Series Supplement is amended to read in its entirety as follows:

     "TRIGGER EVENT" means, with respect to Series 1994-B and as of a Determination Date the occurrence of any of the following events:

     i) the Delinquency Ratio for such Determination Date shall be equal to or greater than 5%;

     ii) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 3%;

     iii) the Average Default Rate shall be equal to or greater than (A) 4.5%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1994-B Closing Date, (B) 5.75%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1994-B Closing Date, or (C) 4.5%, with respect to each Determination Date thereafter; or

     iv) the Average Net Loss shall be equal to or greater than (A) 2%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1994-B Closing Date, (B) 2.5%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1994-B Closing Date, or (C) 2%, with respect to each Determination date thereafter.

     (e) The definition of "Trigger Event" in the Series 1994-A Series Supplement is amended to read in its entirety as follows:

     "TRIGGER EVENT" means, with respect to Series 1994-A and as of a Determination Date the occurrence of any of the following events:

     i) the Delinquency Ratio for such Determination Date shall be equal to or greater than 5%;

     ii) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 3%;

     iii) the Average Default Rate shall be equal to or greater than (A) 4.5%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1994-A Closing Date, (B) 5.75%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1994-A Closing Date, or (C) 4.5%, with respect to each Determination Date thereafter; or

     iv) the Average Net Loss shall be equal to or greater than (A) 2%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1994-A Closing Date, (B) 2.5%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1994-A Closing Date, or (C) 2%, with respect to each Determination date thereafter.

     (f) The definition of "Trigger Event" in the Series 1993-D Series Supplement is amended to read in its entirety as follows:

     "TRIGGER EVENT" means, with respect to Series 1993-D and as of a Determination Date the occurrence of any of the following events:

     i) the Delinquency Ratio for such Determination Date shall be equal to or greater than 5%;

     ii) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 3%;

     iii) the Average Default Rate shall be equal to or greater than (A) 4.5%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1993-D Closing Date, (B) 5.75%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1993-D Closing Date, or (C) 4.5%, with respect to each Determination Date thereafter; or

     iv) the Average Net Loss shall be equal to or greater than (A) 2%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1993-D Closing Date, (B) 2.5%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1993-D Closing Date, or (C) 2%, with respect to each Determination date thereafter.

     (g) The definition of "Trigger Event" in the Series 1993-C Series Supplement is amended to read in its entirety as follows:

     "TRIGGER EVENT" means, with respect to Series 1993-C and as of a Determination Date the occurrence of any of the following events:

     i) the Delinquency Ratio for such Determination Date shall be equal to or greater than 5%;

     ii) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 3%;

     iii) the Average Default Rate shall be equal to or greater than (A) 4.5%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1993-C Closing Date,
          (B) 5.75%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1993-C Closing Date, or (C) 4.5%, with respect to each Determination Date thereafter; or

     iv) the Average Net Loss shall be equal to or greater than (A) 2%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1993-C Closing Date, (B) 2.5%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1993-C Closing Date, or (C) 2%, with respect to each Determination date thereafter.

     (h) The definition of "Trigger Event" in the Series 1993-B Series Supplement is amended to read in its entirety as follows:

     "TRIGGER EVENT" means, with respect to Series 1993-B and as of a Determination Date the occurrence of any of the following events:

     i) the Delinquency Ratio for such Determination Date shall be equal to or greater than 5%;

     ii) the Average Delinquency Ratio for such Determination Date shall be equal to or greater than 3%;

     iii) the Average Default Rate shall be equal to or greater than (A) 4.5%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1993-B Closing Date, (B) 5.75%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1993-B Closing Date, or (C) 4.5%, with respect to each Determination Date thereafter; or

     iv) the Average Net Loss shall be equal to or greater than (A) 2%, with respect to any Determination Date occurring on or prior to the nine month anniversary of the Series 1993-B Closing Date, (B) 2.5%, with respect to any Determination Date occurring after the nine month anniversary, and on or prior to the 18 month anniversary, of the Series 1993-B Closing Date, or (C) 2%, with respect to each Determination date thereafter.

     Section 3. COUNTERPARTS.

          This Amendment to the Series Supplements may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Series Supplements.

     Section 4. RATIFICATION OF SPREAD ACCOUNT AGREEMENT.

          Except as provided herein, all provisions, terms and conditions of the Spread Account Agreement, including each Series Supplement, shall remain in full force and effect. As amended hereby, the Spread Account Agreement, including each Series Supplement, is ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Series Supplements as of the date set forth on the first page hereof.

                                        OLYMPIC FINANCIAL LTD.

                                        By /s/ John A. Witham
                                           -------------------------------
                                        Name: John A. Witham
                                        Title: Senior Vice President and
                                        Chief Financial Officer

                                        OLYMPIC RECEIVABLES FINANCE CORP.

                                        By /s/ John A. Witham
                                           -------------------------------
                                        Name: John A. Witham
                                        Title: Senior Vice President and
                                        Chief Financial Officer

                                        FINANCIAL SECURITY ASSURANCE INC.

                                        By /s/ Thomas J. MCormick
                                           -------------------------------
                                        Name: Thomas J. MCormick
                                        Title: Authorized Officer

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Collateral Agent

                                        By /s/ Robert N. Guimont
                                           -------------------------------
                                        Name: Robert N. Guimont
                                        Title: Assistant Vice President

It is hereby acknowledged that the Parties are effecting this Amendment and hereby confirmed that the respective ratings of rated securities with respect to Series 1995-C, Series 1995-B, Series 1995-A, Series 1994-B, Series 1994-A, Series 1993-D, Series 1993-C and Series 1993-B will not be reduced or withdrawn as a result of the effectiveness of this Amendment and the ratings of rated securities with respect to Series 1993-A will not be reduced or withdrawn as a result of the effectiveness of the Amended and Restated Spread Account Agreement dated as of even date hereof.

STANDARD AND POOR'S RATINGS GROUP

By: /s/ Mark Golombeck
   --------------------------------
   Name: Mark Golombeck
   Title: Rating Analyst